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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  June 12, 2001

                           AXYS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                     0-22788                         22-2969941
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  (State of             (Commission File Number)              (IRS Employer
Incorporation)                                              Identification No.)

             180 Kimball Way, South San Francisco, California 94080
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               (Address of principal executive offices) (Zip Code)


                                 (650) 829-1000
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              (Registrant's telephone number, including area code)


                                       N/A
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          (former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.      DESCRIPTION
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   99.1          Joint press release dated June 13, 2001


ITEM 9. REGULATION FD DISCLOSURE

        On June 13, 2001, Axys Pharmaceuticals, Inc. ("Axys") and Celera Genomics, an Applera Corporation business ("Celera") issued a joint press release announcing that they have entered into a definitive agreement (the "Merger Agreement") pursuant to which Celera will acquire Axys in a stock-for-stock transaction intended to qualify as a tax-free reorganization. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

        The Merger Agreement contains customary closing conditions, including approval by the stockholders of Axys and the receipt of all requisite regulatory approvals, and customary no shop provisions. If the Merger Agreement is terminated under certain conditions, Axys would become liable to Celera for a payment consisting of a break-up fee and out-of-pocket fees and expenses in the aggregate amount of $6.5 million.

        The terms of the transaction were discussed on a conference call and simultaneous webcast that was held on June 13, 2001 at 9:00 a.m. EDT. A full transcript of the conference call will be furnished in a Current Report on Form 8-K once it is available.

        Axys Pharmaceuticals, Inc. is furnishing the information contained in this Current Report on Form 8-K pursuant to the Securities and Exchange Commission's Regulation FD.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2001

                                         AXYS PHARMACEUTICALS, INC.


                                         By: /s/ Douglas Altschuler
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                                         Name:   Douglas Altschuler
                                         Title:  Vice President, General Counsel


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                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION
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   99.1               Joint press release dated June 13, 2001


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